UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2025

HELIX ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41955	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cormorant Asset Management LP

200 Clarendon Street, 52nd Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

(857) 702-0370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	HLXB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 4, 2025, Helix Acquisition Corp. II (“Helix” or the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, an aggregate of 19,407,670 (82.55%) of the Company’s issued and outstanding ordinary shares, consisting of 14,807,670 Class A ordinary shares, par value $0.0001 per share (the “Helix Class A Shares”), and 4,600,000 Class B ordinary shares, par value $0.0001 per share (the “Helix Class B Shares”), held of record as of June 30, 2025, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus, which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2025 (File No. 333-288222) (the “Proxy Statement/Prospectus”). Any terms used but not defined herein have the meaning assigned thereto in the Proxy Statement/Prospectus.

1.	The Business Combination Proposal. To approve, by ordinary resolution, the entry of Helix into the Business Combination Agreement, dated February 28, 2025 (as amended by Amendment No. 1 to the Business Combination Agreement, dated as of June 17, 2025, and as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Helix, Helix II Merger Sub, Inc. (“Merger Sub”), and TheRas, Inc. (d/b/a BridgeBio Oncology Therapeutics) (“BBOT”) (in the form attached to the Proxy Statement/Prospectus as Annex A), the consummation of the transactions contemplated by the Business Combination Agreement and the performance by Helix of its obligations thereunder. The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
17,311,423	2,096,247	0

2.	The Domestication Proposal. To approve, by special resolution, that Helix be de-registered in the Cayman Islands pursuant to article 49 of the amended and restated memorandum and articles of association of Helix (the “Helix Articles”) and Part XII of the Cayman Islands Companies Act (As Revised) and transferred by way of continuation to Delaware as a corporation under the laws of the state of Delaware (the “Domestication”). The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
4,600,000	0	0

3.	Stock Issuance Proposal. To approve, by ordinary resolution, that, for the purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a), (b) and (d), the issuance or potential issuance of (i) shares of PubCo Common Stock to the shareholders of Helix in the Domestication and stockholders of BBOT in the merger of Merger Sub with and into BBOT, with BBOT surviving the merger as a wholly-owned subsidiary of Helix (the “Merger”), pursuant to the Business Combination Agreement, (ii) shares of common stock of PubCo (“PubCo Common Stock”) to the PIPE Investors in the PIPE Investment pursuant to the Subscription Agreements, and (iii) any other issuances of PubCo Common Stock and securities convertible into or exercisable for PubCo Common Stock pursuant to subscription, purchase or similar agreements Helix has entered, or may enter, into prior to Closing, be approved in all respects. The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
17,311,423	2,096,247	0

4.	The Organizational Documents Proposal. To approve, by special resolution, that the Helix Articles currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation of (the “PubCo Charter”) and the proposed new bylaws (the “PubCo Bylaws”, together with the PubCo Charter, the “PubCo Organizational Documents”) (in the form attached to the Proxy Statement/Prospectus as Annex I and Annex J, respectively) including, without limitation, the authorization of the change in authorized share capital as indicated therein, in each case effective upon the effectiveness of the Domestication. The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
17,311,423	2,096,247	0

5.	The Advisory Organizational Documents Proposals. To approve, by ordinary resolution, on a non-binding and advisory basis only, the following material differences between the Helix Articles and the PubCo Organizational Documents:

A.	Proposal No. 5A: Authorized Shares. To change the authorized capital stock of Helix from (i) 500,000,000 Helix Class A Shares, 50,000,000 Helix Class B Shares and 5,000,000 preference shares, par value $0.0001 per share, to (ii) 500,000,000 shares of PubCo Common Stock and 10,000,000 shares of undesignated preferred stock. Advisory Organizational Documents Proposal 5A was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
16,526,833	2,880,837	0

B.	Proposal No. 5B: Exclusive Forum Provision. To adopt Delaware as the exclusive forum for certain stockholder litigation. Advisory Organizational Documents Proposal 5B was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
16,526,833	2,880,837	0

C.	Proposal No. 5C: Adoption of Supermajority Vote Requirement to Amend the PubCo Organizational Documents. To require the affirmative vote of at least (i) two-thirds of the outstanding shares of capital stock entitled to vote to adopt, amend or repeal the PubCo Bylaws and (ii) a majority of PubCo’s then outstanding common stock (except where a lower threshold is provided by the Delaware General Corporation Law) for amendments to the PubCo Charter. Advisory Organizational Documents Proposal 5C was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
15,455,283	3,952,387	0

D.	Proposal No. 5D: Removal of Directors. To permit the removal of a director only for cause and only by the affirmative vote of not less than two-thirds of the outstanding shares entitled to vote at an election of directors, voting together as a single class. Advisory Organizational Documents Proposal 5D was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
15,452,895	3,954,775	0

E.	Proposal No. 5E: Action by Written Consent of Stockholders. To require stockholders to take action at an annual or special meeting and prohibiting stockholder action by written consent in lieu of a meeting. Advisory Organizational Documents Proposal 5E was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
16,524,445	2,883,225	0

F.	Proposal No. 5F: Other Changes In Connection With Adoption of the PubCo Organizational Documents. To authorize (1) changing the corporate name from “Helix Acquisition Corp. II” to “BridgeBio Oncology Therapeutics, Inc.”, (2) making PubCo’s corporate existence perpetual, and (3) removing certain provisions related to Helix’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination. Advisory Organizational Documents Proposal 5F was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
16,239,873	3,167,797	0

6.	The Incentive Plan Proposal. To approve, by ordinary resolution, the BridgeBio Oncology Therapeutics, Inc. 2025 Stock Option and Incentive Plan, in the form attached to the Proxy Statement/Prospectus as Annex K. The Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
15,452,895	3,954,775	0

7.	The ESPP Proposal. To approve, by ordinary resolution, the BridgeBio Oncology Therapeutics, Inc. 2025 Employee Stock Purchase Plan, in the form attached to the Proxy Statement/Prospectus as Annex L. The ESPP Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
15,455,283	3,952,387	0

8.	The Director Election Proposal. To approve, by ordinary resolution, that the persons named below be elected to serve on the PubCo board of directors until their respective successors are duly elected and qualified, effective upon the consummation of the Business Combination. The Director Election Proposal was approved. The final voting tabulation for this proposal was as follows:

	FOR	WITHHOLD
Eli Wallace, Ph.D.	19,407,670	0
Neil Kumar, Ph.D.	19,407,670	0
Frank McCormick, Ph.D., F.R.S., D. Sc.	19,407,670	0
Praveen Tipirneni, M.D.	19,407,670	0
Michelle Doig	19,407,670	0
Bihua Chen	19,407,670	0
Raymond Kelleher, M.D., Ph.D.	19,407,670	0
Jake Bauer, M.B.A.	19,407,670	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the required proposals, the “Adjournment Proposal” as described in the Proxy Statement/Prospectus was not required and Helix did not call a vote on that proposal.

Additional Information and Where to Find it

As previously disclosed, Helix, BBOT and Merger Sub entered into the Business Combination Agreement, pursuant to which, subject to the satisfaction or waiver of the conditions therein, the parties thereto will consummate the Business Combination. Upon closing of the transaction, the company will be renamed “BridgeBio Oncology Therapeutics, Inc.” (“PubCo”). As described in this Current Report on Form 8-K (the “Current Report”), the Business Combination was submitted to a vote of shareholders of Helix. The Proxy Statement/Prospectus includes both the proxy statement of Helix and a prospectus of PubCo relating to the shares to be issued in connection with the Business Combination. Helix, BBOT and/or PubCo may also file other relevant documents regarding the Business Combination with the SEC. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any investment decision, Helix’s shareholders and other interested persons are urged to read the Proxy Statement/Prospectus and other documents filed in connection with the Business Combination, because these documents will contain important information about Helix, BBOT, PubCo and the Business Combination. Shareholders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to Helix Acquisition Corp. II, c/o Cormorant Asset Management, LP, 200 Clarendon Street, 52nd Floor, Boston, MA 02116.

Forward-Looking Statements

Certain statements included in this Current Report that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of BBOT’s product candidates, including the progress and results of the ONKORAS-101 and BREAKER-101 clinical trials and the expected dosing of the first patient with BBO-11818; the clinical and therapeutic potential of BBO-8520, BBO-10203 and BBO-11818; the size and growth potential of the markets for BBOT’s product candidates; the therapeutic and curative potential of BBOT’s product candidates; financing and other business milestones; potential benefits of the business combination; and expectations relating to the business combination, including the proceeds of the business combination and the financing and BBOT’s expected cash runway and the timing of the closing of the business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BBOT’s and Helix’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of BBOT and Helix. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the business combination or consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the business combination, or the risk that the approval of the shareholders of Helix or any other condition to closing is not obtained; failure to realize the anticipated benefits of the business combination; risks relating to any legal proceedings that may be instituted against Helix, the combined company or others following the announcement of the business combination, risks relating to the uncertainty of the projected financial information with respect to BBOT and the combined company; risks related to the approval of BBOT’s product candidates and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions; the effects of competition on BBOT’s future business; the amount of redemption requests made by Helix’s public shareholders; and those factors discussed in documents Helix has filed or will file with the SEC. Additional risks related to BBOT’s business include, but are not limited to: uncertainty regarding outcomes of BBOT’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidates; risks associated with BBOT’s efforts to commercialize its product candidates; BBOT’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing product candidates on BBOT’s business; intellectual property-related claims; BBOT’s ability to attract and retain qualified personnel; and BBOT’s ability to source the raw materials for its product candidates.

If any of these risks materialize or Helix’s or BBOT’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Helix or BBOT presently know or that Helix and BBOT currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Helix’s and BBOT’s expectations, plans, or forecasts of future events and views as of the date of this press release and are qualified in their entirety by reference to the cautionary statements herein. Helix and BBOT anticipate that subsequent events and developments will cause Helix’s and BBOT’s assessments to change. These forward-looking statements should not be relied upon as representing Helix’s and BBOT’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Helix, BBOT, nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

No Offer

This Current Report shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. Neither the SEC nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the business combination contemplated hereby or determined that this press release is truthful or complete. Any representation to the contrary is a criminal offense.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025

HELIX ACQUISITION CORP. II

By:	/s/ Bihua Chen
	Name:	Bihua Chen
	Title:	Chairman and Chief Executive Officer